Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K, of Summit Networks, Inc. for the fiscal year of September 30, 2024, I, Xuezhi Ma, Chief Financial Officer and Principal Accounting Officer of Summit Networks, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Annual Report on Form 10-K, for the fiscal year ending September 30, 2024, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Annual Report on Form 10-K, for the fiscal year ending September 30, 2024, fairly presents, in all material respects, the financial condition and results of operations of Summit Networks, Inc.

Date: December 22, 2024

/s/ Xuezhi Ma

Xuezhi Ma

Chief Financial Officer and Principal Accounting Officer